UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT PURSUANT TO SECTION 13 OR 15(d) OF
THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (date of earliest event reported): March 1, 2005

J.P. MORGAN CHASE & CO.
(Exact name of registrant as specified in its charter)

Delaware	1-5805	13-2624428
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

270 Park Avenue, New York, NY	10017
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s telephone number, including area code: (212) 270-6000

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01. Other Events

     JPMorgan Chase & Co. announced on March 1, 2005, that JPMorgan Partners, LLC (JPMP), a private equity unit of the firm, will become independent when it completes the investment of its current $6.5 billion Global Fund. Attached as an exhibit is a copy of the press release with respect to the forgoing.

Item 9.01. Financial Statements, Pro Forma Financial Information and Exhibits

(c) Exhibits

The following is furnished as an exhibit to this report.

99.1	Press Release dated March 1, 2005

SIGNATURE

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

J.P. MORGAN CHASE & CO. (Registrant)
By:	/s/Anthony Horan
	Name:	Anthony Horan
	Title:	Corporate Secretary

Dated: March 1, 2005

EXHIBIT INDEX

Exhibit Number	Description
99.1	Press Release dated March 1, 2005